UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: July 22, 2016

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4447 N. Central Expressway,Suite 110-135

Dallas, TX 75205

(Address of principal executive offices)

(972) 885-3981

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as "may," "should," "plan," "intend," "potential," "continue," "believe," "expect," "predict," "anticipate" and "estimate," the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company's control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company's beliefs, assumptions and expectations about the Company's future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in "Risk Factors" in the Company's Annual Report on Form 10-K, and the Company's recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements

2

Item 1.01 Entry into a Material Definitive Agreement

Termination Agreement to Definitive Agreement for the acquisition of a new subsidiary

Company and Properties of Merit Inc. ("POM") are parties to that certain Definitive Agreement, dated May 20, 2016, incorporated by reference in Form 8K filed with the SEC on May 24, 2016, pursuant to which the Company agreed to acquireone hundred percent (100%)of the ownership interest in POM,in the form of three (3) separate closings with the first closing originally anticipated on or before May 27, 2016, subject to certain performance requirements of both parties prior to each closing.

On July 22, 2016, Elite Data Services, Inc. (the "Company") and Properties of Merit Inc. ("POM") executed a Termination Agreement, pursuant to which the parties mutually agreed to terminate the Definitive Agreement dated May 20, 2016, incorporated by reference in Form 8K filed with the SEC on May 24, 2016, pursuant to which the Company agreed to acquireone hundred percent (100%)of the ownership interest in POM,in the form of three (3) separate closings, due to, among other reasons, certain events that occurred subsequent to the date of execution of the Definitive Agreement, including, but not limited to, the Company's inability to (i) become current in its reporting obligations with the Securities and Exchange Commission, and (ii) obtain the financings required to complete the first and subsequent closings to finance the ongoing activities of POM within a reasonable period of time.

The Termination Agreement included amongst other provisions, a mutual release of each party related to any future rights and claims against the other, except that the Company is required to repay POM for advances made to Company pursuant to the executed definitive agreement in the total amount of Seventeen Thousand Five Hundred Dollars (USD $17,500.00), on the terms set forth in executed amended convertible redeemable note (the "Amended Note"), which replaces the original note set forth in the Definitive Agreement.

The foregoing description of the Termination Agreement and Amended Note are qualified in its entirety by reference to the Termination Agreement and Amended Note filed as Exhibit 10.82 to this report and incorporated herein by reference.

Letter of Intent – WOD Market LLC

On July 22, 2016, the Company and WOD Market LLC ("WOD"), a Colorado limited liability company executed a Letter of Intent for the proposed acquisition by the Company of WOD in the form of a share exchange arrangement on terms to be set forth in a definitive agreement and other ancillary agreements as are customary to consummate the transaction contemplated (the "Definitive Documentation"), anticipated to be signed and closed on or before July 29, 2016.

Pursuant to the execution of the LOI, WOD agreed to arrange interim funding of no less than USD $40,000.00 for certain operational costs of the Company prior to closing, including expenses related to the completion of the Company's outstanding Form 10K for year ending December 31, 2015, and Form 10Q for periods ending March 31, 2016 and June 30, 2016, and other such items required in order for the Company to become a fully reporting public company, to be advanced within five (5) business days from the date of the LOI, under mutually agreed to terms to be formalized in the Definitive Documentation.

To date, no closing has occurred and there is no guarantee that the proposed closing will occur, which is subject to terms still to be negotiated and set forth in a final definitive agreement.

The foregoing description of the Letter of Intent is qualified in its entirety by reference to the Letter of Intent filed as Exhibit 10.83 to this report and incorporated herein by reference.

3

Item 3.02 Sale of Unregistered Securities

Pursuant to the Termination Agreement dated July 22, 2016 between the Company and POM, the Company issued a six month Amended Note (as defined herein) to POM for the repayment of advances made by POM to Company, pursuant to the Definitive Agreement, in the total principal amount of Seventeen Thousand Five Hundred Dollars (USD $17,500.00), on the terms set forth in the Amended Note, which replaces the original note set forth in the Definitive Agreement. The Amended Note is due and payable on the six-month anniversary date (the "Maturity Date"), at a rate of ten percent (10%) per annum commencing on date of issuance, convertible into shares of the Company's common stock at a conversion price equal to a discount of fifty-eight percent (58%) of the lowest trading price for the ten (10) prior trading days, and other customary and standard terms and conditions set forth therein.

We claim an exemption from registration for the information provided herein to Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing description of the Amended Note is qualified in its entirety by reference to the Amended Note filed as Exhibit 3.02 to this report and incorporated herein by reference.

Item 9.01 Financials Statements and Exhibits.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith. The other exhibits are incorporated herein by reference, as indicated in the following list.

Exhibit Number	Description

3.02*	Amended Note dated July 22, 2016 by and between Elite Data Services, Inc. and POM

10.82*	Termination Agreement and Amended Note dated July 22, 2016 by and between Elite Data Services, Inc. and Properties of Merit Inc.

10.83*	Letter of Intent dated July 22, 2016 by and between Elite Data Services, Inc. and WOD Market LLC.

99.1*	Press Release

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: July 28, 2016	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

5